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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                September 26, 2002
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                                 Date of Report

                         CONNECTIVITY TECHNOLOGIES, INC.
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             (Exact name of Registrant as specified in its charter)

                                   DELAWARE
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                 (State or other jurisdiction of incorporation)

           000-12113                                     94-2691724
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     (Commission File No.)                (IRS Employer Identification Number)

                            c/o William J. Bonadies
                         645 Madison Avenue, Suite 2200
                           New York, New York  10022
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                    (Address of Principal Executive Offices)

                                  (212) 758-8500
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              (Registrant's Telephone Number, Including Area Code)


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Item 1.   CHANGE IN BOARD OF DIRECTORS

     On July 30, 2002, Clarke H. Bailey resigned as a director of Connectivity Technologies, Inc., a Delaware corporation ("Connectivity"). On September 25, 2002, Stephen P. Kelbley resigned as a director of Connectivity. On September 26, 2002, the Board of Directors of Connectivity approved resolutions amending Connectivity's By-Laws to reduce the number of members of the Board of Directors from five to two, accepting the resignation of Ramon D. Ardizzone, David R. Flowers and Herbert M. Friedman from the Board of Directors and appointing Walter A. Carozza and Alexander I. Paluch to serve as directors of Connectivity effective as of that date. These appointees constitute the entire Board of Directors of Connectivity. As a result of the foregoing, there has been a complete change in the Board of Directors of Connectivity.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  October 7, 2002

                                       CONNECTIVITY TECHNOLOGIES, INC.

                                       By:  /s/ William J. Bonadies
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                                          William J. Bonadies
                                          President



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